UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 28, 2004
                                                         ----------------


                        UNION FINANCIAL BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      1-5735                 57-1001177
         --------                 -----------------      --------------------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)          Identification No.)


203 West Main Street, Union, South Carolina                 29379-0886
-------------------------------------------              ---------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:        (864) 427-9000
                                                           --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 7.   Financial Statements and Other Exhibits
          ---------------------------------------

          Exhibit 99.1      Press Release Dated January 28, 2004

Item 12.  Results of Operation and Financial Condition
          --------------------------------------------

         On January 28, 2004, Union Financial Bancshares, Inc. announced its financial results for the quarter ended December 31, 2003. The press release announcing financial results for the quarter ended December 31, 2003 is filed as
Exhibit 99.1 and incorporated herein by reference.




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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNION FINANCIAL BANCSHARES, INC.


Dated:    January 28, 2004            By: /s/ Dwight V. Neese
                                          -----------------------------------
                                          Dwight V. Neese
                                          President and Chief Executive Officer




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